BY-LAW NO. 3

                         A by-law relating generally to
                         the transaction of the business
                                 and affairs of

                            TLC THE LASER CENTER INC.

                 (hereinafter referred to as the "Corporation")

                                    DIRECTORS

1. Calling of and notice of meetings - Meetings of the board shall be held at such time and on such day as the Chairman of the Board, President or Secretary or any two directors may determine. Notice of meetings of the board shall be given to each director not less than 48 hours before the time when the meeting is to be held. Each newly elected board may without notice hold its first meeting for the purposes of organization and the appointment of officers immediately following the meeting of shareholders at which such board was elected.

2. Place of meetings - Meetings of the board may be held at any place within or outside Ontario and in any financial year of the Corporation it shall not be necessary for a majority of the meetings of the board to be held at a place within Canada.

3. Votes to govern - At all meetings of the board every question shall be decided by a majority of the votes cast on the question; and in case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote.

4. Interest of directors and officers generally in contracts - No director or officer shall be disqualified by his office from contracting with the Corporation nor shall any contract or arrangement entered into by or on behalf of the Corporation with any director or officer or in which any director or officer is in any way interested be liable to be voided nor shall any director or officer so contracting or being so interested be liable to account to the Corporation for any profit realized by any such contract or arrangement by reason of such director or officer holding that office or of the fiduciary relationship thereby established; provided that the director or officer shall have complied with the provisions of the Business Corporations Act (Ontario).

                             SHAREHOLDERS' MEETINGS

5. Quorum - At any meeting of shareholders, a quorum shall be two (2) persons present in person and each entitled to vote thereat and holding or representing by proxy not less than 51% per cent of the votes entitled to be cast thereat.

6. Casting Vote - In the case of an equality of votes at any meeting of shareholders the chairman of the meeting shall not be entitled to a second or casting vote.

                                 INDEMNIFICATION

7. Indemnification of directors and officers - The Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives to the extent permitted by the Business Corporations Act (Ontario).

8. Indemnity of others - Except as otherwise required by the Business Corporations Act (Ontario) and subject to paragraph 7, the Corporation may from time to time indemnify and save harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent of or participant in another body corporate, partnership, joint venture, trust or other enterprise, against expenses (including legal fees), judgments, fines and any amount actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that his conduct was lawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not, of itself, create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had no reasonable grounds for believing that his conduct was lawful.

9. Right of indemnity not exclusive - The provisions for indemnification contained in the by-laws of the Corporation shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise, both as to action in his official capacity and as to action in another capacity, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and legal representatives of such a person.

10. No liability of directors or officers for certain matters - To the extent permitted by law, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or body corporate with whom or which any moneys, securities or other assets belonging to the

Corporation shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his failure to act honestly and in good faith with a view to the best interests of the Corporation and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, the fact of his being a director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

                      BANKING ARRANGEMENTS, CONTRACTS, ETC.

11. Banking arrangements - The banking business of the Corporation, or any part thereof, shall be transacted with such banks, trust companies or other financial institutions as the board may designate, appoint or authorize from time to time by resolution and all such banking business, or any part thereof, shall be transacted on the Corporation's behalf by such one or more officers and/or other persons as the board may designate, direct or authorize from time to time by resolution and to the extent therein provided.

12. Execution of instruments - Contracts, documents or instruments in writing requiring execution by the Corporation shall be signed by any two officers or directors, and all contracts, documents or instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board is authorized from time to time by resolution to appoint any officer or officers or any other person or persons on behalf of the Corporation to sign and deliver either contracts, documents or instruments in writing generally or to sign either manually or by facsimile signature and deliver specific contracts, documents or instruments in writing. The term "contracts, documents or instruments in writing" as used in this by-law shall include deeds, mortgages, charges, conveyances, powers of attorney, transfers and assignments of property of all kinds including specifically but without limitation transfers and assignments of shares, warrants, bonds, debentures or other securities and all paper writings.

                                  MISCELLANEOUS

13. Invalidity of any provisions of this by-law - The invalidity or unenforceability of any provision of this by-law shall not affect the validity or enforceability of the remaining provisions of this by-law.

14. Omissions and errors - The accidental omission to give any notice to any shareholder, director, officer or auditor or the non-receipt of any notice by any shareholder, director, officer or auditor or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

15. Lien for Indebtedness - Subject to the Act, the Corporation has a lien on shares registered in the name of the shareholder or his legal representative for any debt of the shareholder to the Corporation. The Corporation may enforce the lien by:

      a. in the case of redeemable shares, redeeming the shares at their redemption price; and

      b. in the case of all other shares, purchasing such shares at their book value for cancellation or for resale.

and by applying the value of such shares so determined to the debt of the shareholder. In enforcing the lien as aforesaid the Corporation shall not be obliged to redeem or purchase all of the shares of that class but only the shares subject to the lien. In electing to enforce the lien in this manner the Corporation shall not prejudice or surrender any other rights of enforcement of the lien which may in law be available to it or any other remedy available to the Corporation for collection of the debt or any part thereof.

                                 INTERPRETATION

16. Interpretation - In this by-law and all other by-laws of the Corporation words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders; words importing persons shall include an individual, partnership, association, body corporate, executor, administrator or legal representative and any number or aggregate of persons; "articles" include the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement and articles of revival; "board" shall mean the board of directors of the Corporation; "Business Corporations Act" shall mean the Business Corporations Act (Ontario), as amended from time to time or any Act that may hereafter be substituted therefor; and "meeting of shareholders" shall mean and include an annual meeting of shareholders and a special meeting of shareholders.

                                     REPEAL

17. Repeal - By-laws No. 1 and 2 of the Corporation are repealed as of the coming into force of this by-law provided that such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal. All officers and persons acting under any by-law so repealed shall continue to act as if appointed by the directors under the provisions of this by-law or the Business Corporations Act (Ontario) until their successors are appointed.

            RESOLVED that the foregoing By-law No. 3 is made a by-law of the Corporation.

            The undersigned, being all the directors of TLC THE LASER CENTER INC., hereby sign the foregoing resolution.

            DATED the 26th day of June, 1995.


/s/ Elias Vamvakas                        /s/ John Riegert
-----------------------------             --------------------------------
ELIAS VAMVAKAS                            JOHN RIEGERT

/s/ Jeffery Machat
-----------------------------             --------------------------------
DR. JEFFERY MACHAT                        HOWARD GOURWITZ

                                          /s/ Ronald J. Kelly
-----------------------------             --------------------------------
DAVID ELDRIDGE                            RONALD J. KELLY


-----------------------------
DAVID SULLINS

            RESOLVED that the foregoing By-law No. 3 of the by-laws of the Corporation is hereby confirmed.

            The undersigned, being all the shareholders of TLC THE LASER CENTER INC., hereby sign the foregoing resolution.

            DATED the 26th day of June, 1995.


                                          1123562 ONTARIO LIMITED

/s/ Elias Vamvakas                        Per: /s/ Jeffery Machat
-----------------------------                 -----------------------------
ELIAS VAMVAKAS                                   Authorized Signing Officer


1111881 ONTARIO LIMITED                   LNG ENTERPRISES, INC.

Per: /s/ Elias Vamvakas                   Per: /s/ [ILLEGIBLE]
    -------------------------                 -----------------------------
    Authorized Signing Officer                Authorized Signing Officer


-----------------------------             ---------------------------------
WARHEIT, PHILIP I. - SMITH                PEARL WARHEIT TRUST U/A DATED
BARNEY INC. I.R.A. CUSTODIAN              12 - 5 - 88

            RESOLVED that the foregoing By-law No. 3 is made a by-law of the Corporation.

            The undersigned, being all the directors of TLC THE LASER CENTER INC., hereby sign the foregoing resolution.

            DATED the 26th day of June, 1995.

/s/ Elias Vamvakas                        /s/ John Riegert
-----------------------------             --------------------------------
ELIAS VAMVAKAS                            JOHN RIEGERT

/s/ Jeffery Machat                        /s/ Howard Gourwitz
-----------------------------             --------------------------------
DR. JEFFERY MACHAT                        HOWARD GOURWITZ

/s/ David Eldridge                        /s/ Ronald J. Kelly
-----------------------------             --------------------------------
DAVID ELDRIDGE                            RONALD J. KELLY

/s/ David Sullins
-----------------------------
DAVID SULLINS

            RESOLVED that the foregoing By-law No. 3 of the by-laws of the Corporation is hereby confirmed.

            The undersigned, being all the shareholders of TLC THE LASER CENTER INC., hereby sign the foregoing resolution.

            DATED the 26th day of June, 1995.


                                          1123562 ONTARIO LIMITED

/s/ Elias Vamvakas                        Per: /s/ Jeffery Machat
-----------------------------                 -----------------------------
ELIAS VAMVAKAS                                Authorized Signing Officer


1111881 ONTARIO LIMITED                   LNG ENTERPRISES, INC.

Per: /s/ Elias Vamvakas                   Per: /s/ [ILLEGIBLE]
    -------------------------                 -----------------------------
    Authorized Signing Officer                Authorized Signing Officer


-----------------------------             ---------------------------------
WARHEIT, PHILIP I. - SMITH                PEARL WARHEIT TRUST U/A DATED
BARNEY INC. I.R.A. CUSTODIAN              12 - 5 - 88

            RESOLVED that the foregoing By-law No. 3 is made a by-law of the Corporation.

            The undersigned, being all the directors of TLC THE LASER CENTER INC., hereby sign the foregoing resolution.

            DATED the 26th day of June, 1995.

/s/ Elias Vamvakas                        /s/ John Riegert
-----------------------------             --------------------------------
ELIAS VAMVAKAS                            JOHN RIEGERT

/s/ Jeffery Machat
-----------------------------             --------------------------------
DR. JEFFERY MACHAT                        HOWARD GOURWITZ

                                          /s/ Ronald J. Kelly
-----------------------------             --------------------------------
DAVID ELDRIDGE                            RONALD J. KELLY


-----------------------------
DAVID SULLINS

            RESOLVED that the foregoing By-law No. 3 of the by-laws of the Corporation is hereby confirmed.

            The undersigned, being all the shareholders of TLC THE LASER CENTER INC., hereby sign the foregoing resolution.

            DATED the 26th day of June, 1995.


                                          1123562 ONTARIO LIMITED

/s/ Elias Vamvakas                        Per: /s/ Jeffery Machat
-----------------------------                 -----------------------------
ELIAS VAMVAKAS                                   Authorized Signing Officer


1111881 ONTARIO LIMITED                   LNG ENTERPRISES, INC.

Per: /s/ Elias Vamvakas                   Per:
    -------------------------                 -----------------------------
    Authorized Signing Officer                Authorized Signing Officer

/s/ Philip I. Smith                       /s/ Philip I. Smith P/A
-----------------------------             ---------------------------------
WARHEIT, PHILIP I. - SMITH                PEARL WARHEIT TRUST U/A DATED
BARNEY INC. I.R.A. CUSTODIAN              12 - 5 - 88

/s/ Dr. Thomas P. Arvas                   /s/ Dennis Bellehumeur
-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

                                          /s/ Dennis Bellehumeur
-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR

                                          /s/ Vito Campanaro
-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR

/s/ Margie C. Baldwin
-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO

/s/ Dr. Bob Baldwin
-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO

                                          /s/ Richard Cooper
-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

/s/ Dr. David Eldridge                    By: /s/ Dr. David Eldridge
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE

/s/ H.G. Eldridge
------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE

                                          /s/ Jane Fenwick
------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK

/s/ Marsden D. Fenwick                    /s/ Susan C. Fenwick
------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK

/s/ Mary Ellen O'Keefe
------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER

/s/ John O'Keefe
------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK

                                          /s/ George Foster
------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER

                                          /s/ Dr. Roy Hiskett
------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

                                          /s/ Dennis Bellehumeur
-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT

/s/ John Lamb
------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

/s/ Dr. Thomas P. Arvas                   /s/ Dennis Bellehumeur
-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT

                                          /s/ Frank Larussa, JR.    7-15-97
------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

                                          /s/ Dennis Bellehumeur
-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.

/s/ Hayley Nianiaris
------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.

                                          /s/ Jerry D. Remington
------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON

/s/ James A. Ward
------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON

                                          /s/ James E. Ward
------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per: /s/ [ILLEGIBLE]
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT


------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

-----------------------------             ---------------------------------
DR. THOMAS P. ARVAS                       DENNIS BELLEHUMEUR


-----------------------------             ---------------------------------
MARGIE C. BALDWIN and                     VITO CAMPANARO


-----------------------------             ---------------------------------
DR. BOB BALDWIN, as joint tenants         RICHARD COOPER


                                          ELDRIDGE JOINT VENTURE

                                          By:
------------------------------               ------------------------------
DR. DAVID ELDRIDGE


------------------------------            ---------------------------------
DR. H.G. ELDRIDGE                         JANE FENWICK


------------------------------            ---------------------------------
MARSDEN D. FENWICK                        SUSAN C. FENWICK


------------------------------            ---------------------------------
MARY ELLEN O'KEEFE and                    GEORGE FOSTER


------------------------------            ---------------------------------
JOHN O'KEEFE, as joint tenants            DR. ROY HISKETT


------------------------------            ---------------------------------
JOHN LAMB                                 FRANK LARUSSA, JR.


------------------------------            ---------------------------------
HAYLEY NIANIARIS                          JERRY D. REMINGTON


------------------------------            ---------------------------------
JAMES A. WARD                             JAMES E. WARD

TRIO INVESTMENT INC.

Per:                                      /s/ Dr. Brock Wright
    --------------------------            ---------------------------------
    Authorized Signing Officer            DR. BROCK WRIGHT

/s/ John Wright                           /s/ Kevin R. Wright
------------------------------            ---------------------------------
JOHN WRIGHT                               KEVIN R. WRIGHT

LRC CO. OF OKLAHOMA CITY


Per: /s/ [ILLEGIBLE]
    --------------------------            ---------------------------------
   Authorized Signing Officer             PHILIP A. WUNCH

LRC CO. OF OKLAHOMA CITY


Per:                                      /s/ Philip A. Wunch
    --------------------------            ---------------------------------
   Authorized Signing Officer             PHILIP A. WUNCH